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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2015 relating to the financial statements of SteadyMed Ltd. in this Registration Statement on Form S-1 and the related Prospectus of SteadyMed Ltd. dated February 6, 2015.

Tel-Aviv, Israel February 6, 2015	/s/ Kost Forer Gabbay & Kasierer A Member of Ernst & Young Global

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm